United States Securities And Exchange Commission
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): December 15, 2015

ISORAY, INC.

(Exact name of registrant as specified in its charter)

Minnesota (State or other jurisdiction of incorporation)	001-33407 (Commission File Number)	41-1458152 (IRS Employer Identification No.)

350 Hills Street, Suite 106, Richland, Washington 99354

(Address of principal executive offices) (Zip Code)

(509) 375-1202

(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 Entry into a Material Definitive Agreement

On December 15, 2015, IsoRay Medical, Inc. (“Medical”), a wholly owned subsidiary of IsoRay, Inc. (the “Registrant”), entered into a supply contract (the “Agreement”) with The Open Joint Stock Company ‹‹Isotope››, a Russian company (“JSC Isotope”). With the Agreement, Medical will purchase Cesium-131 manufactured by Joint Stock Company ‹‹Institute of Nuclear Materials›› and sold by JSC Isotope, within the quality standards and within the time periods specified, through March 31, 2017.

ITEM 9.01 Exhibits

(c)	Exhibits

10.85	Contract, dated December 15, 2015 and effective as of December 7, 2015, by and between IsoRay Medical, Inc. and The Open Joint Stock Company ‹‹ Isotope ›› (confidential treatment requested for redacted portions)

SIGNATURES

In accordance with the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated: December 21, 2015

IsoRay, Inc., a Minnesota corporation

By:	/s/ Dwight Babcock
Dwight Babcock, CEO